Summary Prospectus Supplement

February 27, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 27, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Global Franchise Portfolio (the "Portfolio")

On March 30, 2015, the Portfolio will recommence offering Class I shares to new investors. Accordingly, effective March 30, 2015, the Summary Prospectus is revised as follows:

The first paragraph under the section of the Summary Prospectus entitled "Global Franchise Portfolio—Purchase and Sale of Portfolio Shares" is hereby deleted and replaced with the following:

The Fund suspended offering Class A and Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class A and Class L shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class A and Class L shares of the Portfolio to existing shareholders. The Fund may recommence offering Class A and Class L shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class A and Class L shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

  SU-MSIF-06-SPT-0215